MORGAN STANLEY DEAN WITTER GLOBAL UTILITIES FUND          Two World Trade Center

LETTER TO THE SHAREHOLDERS August 31, 1998              New York, New York 10048

DEAR SHAREHOLDER:

During the six-month period ended August 31, 1998, global utilities stocks turned in a mixed performance. The early part of the period continued the very positive trends that were prevalent during the previous months. Global telecommunications stocks continued to rise, reflecting strong industry growth and a continuation in mergers and acquisitions. European utilities, along with other European stocks, rose strongly due primarily to lower local interest rates and other anticipated benefits arising from the implementation of the common currency, the euro. Emerging markets also rallied in the spring on hopes of those markets' problems ending.

These positive trends, however, moderated as the period continued. European utilities remained in a holding pattern following earlier advances, while emerging market stocks declined sharply reflecting continued concern about Asia's economies.

As the period came to a close, U.S. stocks declined as global concerns finally affected the U.S. market. Despite this decline, more defensively oriented utilities outperformed the broad market. The worsening economic problems in Russia also had a negative effect on stock markets, particularly those in Europe because of their geographic proximity.

PERFORMANCE

Concern about the emerging-Asia and Russian economic difficulties spreading to Latin America and elsewhere resulted in the global stock markets, as measured by the Morgan Stanley Capital International World Index (excluding dividends), declining 8.03 percent, while utilities funds, as measured by the Lipper Utilities Funds Index, declined 2.55 percent.

Despite this difficult investment climate, Morgan Stanley Dean Witter Global Utilities Fund Class B shares posted a positive return of 5.65 percent for the six-month period ended August 31, 1998. For the same period, the Fund's Class A, C and D shares had total returns of

MORGAN STANLEY DEAN WITTER GLOBAL UTILITIES FUND

5.96 percent, 5.56 percent and 6.12 percent, respectively. PERFORMANCE OF THE FUND'S FOUR CLASSES VARIES BECAUSE OF DIFFERING EXPENSES.

The Fund benefited from the defensive nature of many utilities, which outperformed their local stock markets throughout the period. In addition, the Fund's overweighting in telecommunications and European utilities enabled the Fund to outperform its benchmark indexes for the six months. On August 31, 1998, telecommunications represented 64 percent of the Fund's assets, while European utilities, including telecommunications companies, represented 41 percent of assets.

PORTFOLIO STRATEGY

Since the beginning of the emerging market weakness last year, the Fund has sharply reduced its exposure to this region, favoring instead the more established markets of the United States and Europe. At the end of August, 51 percent of the Fund's equity portfolio was invested in U.S. stocks, with the remaining 49 percent in foreign securities.

As market conditions deteriorated during the last six weeks of the period, the Fund's cash position was increased to approximately 20 percent of assets. We believe that this defensive measure should better protect the Fund in the current market environment. Going forward, the portfolio's cash position will be modified as market conditions warrant.

Several stocks were added to the Fund during the period. In the United States, new companies included General Motors Class H, a satellite company, Texas Utilities and Qwest Communications. In Europe, the Fund purchased shares of Energis, Independent Energy and Scottish Hydro in the United Kingdom, Deutsche Telekom and Viag in Germany, and Suez Lyonnaise des Eaux in France.

LOOKING AHEAD

As the Fund enters the second half of its fiscal year, there remains a great deal of concern regarding the impact of the ongoing economic difficulties in Russia and other emerging markets on the world's stock markets. While global utilities stocks are likely to be affected by continued stock market volatility, these stocks offer a number of potential advantages relative to other global stocks. The telecommunications sector, which represents the Fund's largest holding, features dependable growth characteristics as the world continues to improve its telecommunications infrastructure, while electric utilities, due to their defensive characteristics, tend to outperform the broad markets during periods of economic uncertainty.

MORGAN STANLEY DEAN WITTER GLOBAL UTILITIES FUND

As always, we will continue to closely monitor the world's stock markets and will remain sensitive to any factors that would necessitate changes to the Fund's portfolio holdings.

We appreciate your ongoing support of Morgan Stanley Dean Witter Global Utilities Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

MORGAN STANLEY DEAN WITTER GLOBAL UTILITIES FUND

PORTFOLIO OF INVESTMENTS August 31, 1998 (unaudited)

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------
            COMMON STOCKS (75.5%)
            AUSTRALIA (1.0%)
            Natural Gas
  768,000   Australian Gas Light
             Company Ltd. ...............  $ 4,339,532
                                           -----------

            CANADA (2.6%)
            Natural Gas
  112,000   TransCanada Pipelines
             Ltd. .......................    1,520,944
                                           -----------
            Telecommunication Equipment
   94,000   Northern Telecom Ltd. .......    4,509,723
                                           -----------

            Telecommunications
  125,000   Metronet Communications Corp.
             (Class B) (ADR)*............    2,203,125
  135,000   Telus Corp. .................    2,668,154
                                           -----------
                                             4,871,279
                                           -----------

            TOTAL CANADA.................   10,901,946
                                           -----------

            CHILE (0.9%)
            Telecommunications
  122,000   Compania de
             Telecommunicaciones de Chile
             S.A. (ADR)..................    1,868,125
                                           -----------
            Utilities - Electric
  112,000   Enersis S.A. (ADR)...........    2,030,000
                                           -----------

            TOTAL CHILE..................    3,898,125
                                           -----------

            DENMARK (1.7%)
            Telecommunications
   61,500   Tele Danmark AS (B Shares)...    6,543,237
                                           -----------
            Transportation
    6,000   Kobenhavns Lufthavne AS......      672,435
                                           -----------

            TOTAL DENMARK................    7,215,672
                                           -----------

            FINLAND (1.5%)
            Telecommunication Equipment
   89,000   Nokia AB (Series K)..........    6,425,272
                                           -----------

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------

            FRANCE (3.1%)
            Telecommunications
   43,000   France Telecom S.A. (ADR)....  $ 3,058,375
                                           -----------

            Water Supply
   22,000   Suez Lyonnaise des Eaux......    3,627,173
   32,000   Vivendi......................    6,394,030
                                           -----------
                                            10,021,203
                                           -----------

            TOTAL FRANCE.................   13,079,578
                                           -----------

            GERMANY (4.6%)
            Cellular Telephone
   69,000   Mannesmann AG................    6,244,166
                                           -----------

            Electrical Products
   46,000   Siemens AG...................    2,997,723
                                           -----------

            Telecommunications
   75,000   Deutsche Telekom AG*.........    1,993,455
                                           -----------

            Utilities - Electric
   91,000   VEBA AG......................    4,603,347
    5,600   Viag AG......................    3,521,912
                                           -----------
                                             8,125,259
                                           -----------

            TOTAL GERMANY................   19,360,603
                                           -----------

            ITALY (2.1%)
            Cellular Telephone
  580,000   Telecom Italia Mobile SpA....    3,823,221
                                           -----------

            Telecommunications
  644,000   Telecom Italia SpA...........    4,994,664
                                           -----------

            TOTAL ITALY..................    8,817,885
                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GLOBAL UTILITIES FUND

PORTFOLIO OF INVESTMENTS August 31, 1998 (unaudited) continued

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------
            MEXICO (0.7%)
            Cellular Telephone
   62,200   Grupo Iusacell S.A. de C.V.
             (Series L) (ADR)*...........  $   435,400
                                           -----------

            Telecommunications
   65,000   Telefonos de Mexico S.A. de
             C.V. (Class L) (ADR)........    2,319,687
                                           -----------

            TOTAL MEXICO.................    2,755,087
                                           -----------

            NETHERLANDS (2.9%)
            Air Freight/Delivery Services
  190,300   TNT Post Group NV............    4,010,760
                                           -----------
            Telecommunications
  177,300   Koninklijke KPN NV...........    8,036,742
                                           -----------
            TOTAL NETHERLANDS............   12,047,502
                                           -----------
            NEW ZEALAND (0.7%)
            Telecommunications
  810,000   Telecom Corporation of New
             Zealand Ltd. ...............    3,120,460
                                           -----------
            PORTUGAL (1.8%)
            Cellular Telephone
   25,000   Telecel-Comunicacoes
             Pessoais S.A. ..............    4,093,950
                                           -----------
            Telecommunications
   77,000   Portugal Telecom S.A. .......    3,526,228
                                           -----------

            TOTAL PORTUGAL...............    7,620,178
                                           -----------

            SPAIN (3.7%)
            Telecommunications
  140,000   Telefonica de Espana.........    5,373,794
                                           -----------

            Utilities - Electric
  330,000   Empresa Nacional de
             Electricidad S.A............    6,289,188
  269,000   Iberdrola S.A. ..............    3,973,372
                                           -----------
                                            10,262,560
                                           -----------
            TOTAL SPAIN..................   15,636,354
                                           -----------

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------

            SWEDEN (1.3%)
            Telecommunication Equipment
  240,000   Ericsson (L.M.) Telephone Co.
             AB (Series "B" Free)........  $ 5,529,059
                                           -----------

            SWITZERLAND (0.7%)
            Electrical Products
    2,400   ABB AG - Bearer..............    2,804,438
                                           -----------

            UNITED KINGDOM (7.6%)
            Cable Television
  286,000   Cable & Wireless
             Communications PLC*.........    2,527,608
  726,718   Telewest Communications
             PLC*........................    1,913,369
                                           -----------
                                             4,440,977
                                           -----------
            Cellular Telephone
  379,000   Orange PLC*..................    4,512,639
  537,000   Vodafone Group PLC...........    7,501,573
                                           -----------
                                            12,014,212
                                           -----------
            Telecommunications
   29,000   COLT Telecom Group PLC
             (ADR)*......................    4,089,000
  140,000   Energis PLC*.................    1,951,609
                                           -----------
                                             6,040,609
                                           -----------
            Utilities - Electric
  300,000   Independent Energy Holdings
             PLC (ADR)*..................    1,668,750
  154,500   National Grid Group PLC......    1,114,115
  228,000   Scottish Hydro-Electric
             PLC.........................    2,108,693
  300,000   United Utilities PLC.........    4,427,280
                                           -----------
                                             9,318,838
                                           -----------

            TOTAL UNITED KINGDOM.........   31,814,636
                                           -----------

            UNITED STATES (38.6%)
            Cable Television
   99,000   MediaOne Group Inc.*.........    4,059,000
                                           -----------
             Natural Gas
  200,000   ENRON Corp. .................    8,462,500
                                           -----------
             Satellite
  107,000   General Motors Corp. (Class
             H)..........................    3,865,375
                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GLOBAL UTILITIES FUND

PORTFOLIO OF INVESTMENTS August 31, 1998 (unaudited) continued

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------
            Telecommunication Equipment
  100,000   Lucent Technologies, Inc. ...  $  7,087,500
   50,000   Tellabs, Inc.*...............     2,112,500
                                           ------------
                                              9,200,000
                                           ------------
            Telecommunications
   39,220   ALLTEL Corp. ................     1,769,802
  150,000   Ameritech Corp. .............     7,068,750
  157,150   AT&T Corp. ..................     7,877,144
  187,000   Bell Atlantic Corp. .........     8,251,375
  180,000   BellSouth Corp. .............    12,341,250
  125,000   Cincinnati Bell, Inc. .......     2,937,500
  147,000   GTE Corp. ...................     7,350,000
  102,000   MCI Communications Corp. ....     5,100,000
  159,000   Qwest Communications
             International, Inc.*........     3,965,063
  236,000   SBC Communications, Inc. ....     8,968,000
  160,000   Sprint Corp. ................    10,730,000
  118,277   U.S. West, Inc. .............     6,150,404
  131,000   WorldCom, Inc.*..............     5,354,625
                                           ------------
                                             87,863,913
                                           ------------
            Unregulated Power Generation
  148,000   AES Corp.*...................     4,033,000
                                           ------------

            Utilities - Electric
  220,000   CMS Energy Corp. ............     9,308,750
  140,000   Duke Energy Corp. ...........     8,732,500
  230,000   Edison International.........     6,540,625
  170,000   Houston Industries, Inc. ....     4,898,125
  120,000   PG & E Corp. ................     3,855,000
  280,000   Southern Co. ................     7,875,000
  100,000   Texas Utilities Co. .........     4,250,000
                                           ------------
                                             45,460,000
                                           ------------

            TOTAL UNITED STATES..........   162,943,788
                                           ------------

            TOTAL COMMON STOCKS
            (Identified Cost
            $203,199,999)................   318,310,115
                                            -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                             VALUE
---------------------------------------------------------------
            SHORT-TERM INVESTMENTS (20.1%)
            U.S. GOVERNMENT AGENCIES (a) (20.0%)
            Federal Home Loan Mortgage Corp.
$  24,000    5.49% due 09/16/98..........           $23,945,100
    4,600    5.70% due 09/01/98..........             4,600,000
   56,000   Federal National Mortgage Assoc.
             5.47% due 09/14/98..........            55,889,384
                                                   ------------

            TOTAL U.S. GOVERNMENT
            AGENCIES
            (Amortized Cost
            $84,434,484).................            84,434,484
                                                   ------------

            REPURCHASE AGREEMENT (0.1%)
      151   The Bank of New York 5.75%
             due 09/01/98 (dated
             08/31/98; proceeds $151,345)
             (b)
             (Identified Cost
             $151,321)...................               151,321
                                                   ------------

            TOTAL SHORT-TERM INVESTMENTS
            (Identified Cost
            $84,585,805).................            84,585,805
                                                   ------------

TOTAL INVESTMENTS
(Identified Cost $287,785,804) (c)..95.6%           402,895,920

OTHER ASSETS IN EXCESS OF
LIABILITIES......................    4.4             18,756,354
                                    ----           ------------

NET ASSETS....................... 100.0%           $421,652,274
                                  ======           ============

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a)  Securities were purchased on a discount basis.
     The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b)  Collateralized by $118,063 U.S. Treasury Bond
     7.875% due 02/15/21 valued at $154,347.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is
     $124,707,235 and the aggregate gross unrealized depreciation is $9,597,119, resulting in net unrealized appreciation of $115,110,116.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GLOBAL UTILITIES FUND

PORTFOLIO OF INVESTMENTS August 31, 1998 (unaudited) continued

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT AUGUST 31, 1998:

                       IN                   UNREALIZED
  CONTRACTS TO      EXCHANGE     DELIVERY  APPRECIATION/
     DELIVER           FOR         DATE    DEPRECIATION
--------------------------------------------------------
CAD    1,485,621   $   943,251   09/01/98    $ (3,909)
CAD    1,473,662   $   935,658   09/01/98      (3,877)
CAD    1,520,099   $   965,142   09/01/98      (4,000)
ATS   24,142,704   $ 1,948,564   09/02/98      (2,914)
ESP   145,722,018  $   973,557   09/02/98      (2,608)
ESP   276,439,985  $ 1,846,873   09/02/98      (4,949)
ESP   139,657,766  $   933,042   09/02/98      (2,500)
DEM   1,726,804    $   980,581   09/02/98      (2,232)
DEM   1,675,708    $   951,566   09/02/98      (2,166)
PTE  157,704,646   $   873,226   09/02/98      (2,181)
DKK    7,067,728   $ 1,053,784   09/02/98      (2,346)
DKK    2,617,125   $   389,517   09/03/98      (1,560)
AUD    1,715,094   $   980,005   09/04/98       3,087
ITL  1,629,494,208 $   935,362   09/04/98      (3,557)
ITL  1,630,652,271 $   936,027   09/04/98      (3,560)
NZD    1,962,221   $   971,299   09/04/98       2,158
GBP     571,576    $   956,532   09/08/98      (2,001)
GBP     832,556    $ 1,393,283   09/08/98      (2,914)
                                             --------
 Net unrealized depreciation.............    $(42,029)
                                             ========

Currency Abbreviations:
----------------------------------------------------
AUD  Australian Dollar.
ATS  Austrian Schilling.
GBP  British Pound.
CAD  Canadian Dollar.
DKK  Danish Krone.
DEM  German Deutschemark.
ITL  Italian Lira.
NZD  New Zealand Dollar.
PTE  Portuguese Escudo.
ESP  Spanish Peseta.

SUMMARY OF INVESTMENTS:

                                            PERCENT OF
INDUSTRY                        VALUE       NET ASSETS
------------------------------------------------------
Air Freight/Delivery
 Services..................  $  4,010,760       0.9%
Cable Television...........     8,499,977       2.0
Cellular Telephone.........    26,610,949       6.3
Electrical Products........     5,802,161       1.4
Natural Gas................    14,322,976       3.4
Repurchase Agreement.......       151,321       0.1
Satellite..................     3,865,375       0.9
Telecommunication
 Equipment.................    25,664,054       6.1
Telecommunications.........   139,610,568      33.1
Transportation.............       672,435       0.2
U.S. Government Agencies...    84,434,484      20.0
Unregulated Power
 Generation................     4,033,000       1.0
Utilities - Electric.......    75,196,657      17.8
Water Supply...............    10,021,203       2.4
                             ------------      ----
                             $402,895,920      95.6%
                             ============      ====

                                            PERCENT OF
TYPE OF INVESTMENT              VALUE       NET ASSETS
------------------------------------------------------
Common Stocks..............  $318,310,115      75.5%
Short-Term Investments.....    84,585,805      20.1
                             ------------      ----
                             $402,895,920      95.6%
                             ============      ====

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GLOBAL UTILITIES FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1998 (unaudited)
ASSETS:
Investments in securities, at value
 (identified cost $287,785,804)..........  $402,895,920
Receivable for:
    Investments sold.....................    19,050,524
    Shares of beneficial interest sold...       703,376
    Dividends............................       447,288
    Foreign withholding taxes
     reclaimed...........................       272,037
Deferred organizational expenses.........        28,857
Prepaid expenses and other assets........        60,422
                                           ------------
    TOTAL ASSETS.........................   423,458,424
                                           ------------
LIABILITIES:
Payable for:
    Shares of beneficial interest
     repurchased.........................     1,149,388
    Plan of distribution fee.............       328,635
    Investment management fee............       247,688
Accrued expenses and other payables......        80,439
                                           ------------
    TOTAL LIABILITIES....................     1,806,150
                                           ------------
    NET ASSETS...........................  $421,652,274
                                           ============
COMPOSITION OF NET ASSETS:
Paid-in-capital..........................  $254,922,649
Net unrealized appreciation..............   115,114,014
Accumulated undistributed net investment
 income..................................     1,101,559
Accumulated undistributed net realized
 gain....................................    50,514,052
                                           ------------
    NET ASSETS...........................  $421,652,274
                                           ============
CLASS A SHARES:
Net Assets...............................    $2,199,073
Shares Outstanding (unlimited authorized,
 $.01 par value).........................       138,101
    NET ASSET VALUE PER SHARE............        $15.92
                                                 ======
    MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net
     asset value)........................        $16.80
                                                 ======
CLASS B SHARES:
Net Assets...............................  $418,496,323
Shares Outstanding (unlimited authorized,
 $.01 par value).........................    26,295,729
    NET ASSET VALUE PER SHARE............        $15.91
                                                 ======
CLASS C SHARES:
Net Assets...............................      $921,801
Shares Outstanding (unlimited authorized,
 $.01 par value).........................        58,090
    NET ASSET VALUE PER SHARE............        $15.87
                                                 ======
CLASS D SHARES:
Net Assets...............................       $35,077
Shares Outstanding (unlimited authorized,
 $.01 par value).........................         2,201
    NET ASSET VALUE PER SHARE............        $15.94
                                                 ======

STATEMENT OF OPERATIONS
For the six months ended August 31, 1998 (unaudited)
NET INVESTMENT INCOME:
INCOME
Dividends (net of $424,596 foreign
 withholding tax)........................  $  4,431,745
Interest.................................     1,043,473
                                           ------------

    TOTAL INCOME.........................     5,475,218
                                           ------------

EXPENSES
Plan of distribution fee (Class A
 shares).................................         2,264
Plan of distribution fee (Class B
 shares).................................     1,808,896
Plan of distribution fee (Class C
 shares).................................         2,710
Investment management fee................     1,447,681
Transfer agent fees and expenses.........       240,719
Custodian fees...........................        64,013
Registration fees........................        46,361
Shareholder reports and notices..........        44,123
Professional fees........................        33,582
Organizational expenses..................        17,149
Trustees' fees and expenses..............         6,718
Other....................................         5,904
                                           ------------

    TOTAL EXPENSES.......................     3,720,120
                                           ------------

    NET INVESTMENT INCOME................     1,755,098
                                           ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
    Investments..........................    58,983,785
    Foreign exchange transactions........       (14,301)
                                           ------------

    NET GAIN.............................    58,969,484
                                           ------------
Net change in unrealized
 appreciation/depreciation on:
    Investments..........................   (38,930,606)
    Translation of forward foreign
     currency contracts, other assets and
     liabilities denominated in foreign
     currencies..........................        13,776
                                           ------------

    NET DEPRECIATION.....................   (38,916,830)
                                           ------------

    NET GAIN.............................    20,052,654
                                           ------------

NET INCREASE.............................  $ 21,807,752
                                           ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GLOBAL UTILITIES FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                      FOR THE SIX
                                                      MONTHS ENDED      FOR THE YEAR
                                                       AUGUST 31,          ENDED
                                                          1998       FEBRUARY 28, 1998*
---------------------------------------------------------------------------------------
                                                      (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income...............................  $  1,755,098      $  3,919,171
Net realized gain...................................    58,969,484         2,910,628
Net change in unrealized appreciation...............   (38,916,830)       78,610,298
                                                      ------------      ------------

    NET INCREASE....................................    21,807,752        85,440,097
                                                      ------------      ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
    Class A shares..................................        (7,763)           (3,553)
    Class B shares..................................      (779,985)       (3,902,063)
    Class C shares..................................          (894)             (280)
    Class D shares..................................          (178)              (61)

Net realized gain
    Class A shares..................................          (529)          (24,201)
    Class B shares..................................      (125,490)      (16,373,274)
    Class C shares..................................          (174)           (4,095)
    Class D shares..................................           (10)             (315)
                                                      ------------      ------------

    TOTAL DIVIDENDS AND DISTRIBUTIONS...............      (915,023)      (20,307,842)
                                                      ------------      ------------
Net increase (decrease) from transactions in shares
 of beneficial interest.............................     3,152,925       (19,765,137)
                                                      ------------      ------------

    NET INCREASE....................................    24,045,654        45,367,118

NET ASSETS:
Beginning of period.................................   397,606,620       352,239,502
                                                      ------------      ------------
    END OF PERIOD
    (Including undistributed net investment income
    of $1,101,559 and $135,281, respectively).......  $421,652,274      $397,606,620
                                                      ============      ============

---------------------

* Class A, Class C and Class D shares were issued July 28, 1997.
                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GLOBAL UTILITIES FUND

NOTES TO FINANCIAL STATEMENTS August 31, 1998 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Global Utilities Fund (the "Fund"), formerly Dean Witter Global Utilities Fund, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek both capital appreciation and current income. The Fund seeks to achieve its objective by investing in equity and fixed income securities of companies, issued by issuers worldwide, which are engaged in the utilities industry. The Fund was organized as a Massachusetts business trust on October 22, 1993 and commenced operations on May 31, 1994. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the

MORGAN STANLEY DEAN WITTER GLOBAL UTILITIES FUND

NOTES TO FINANCIAL STATEMENTS August 31, 1998 (unaudited) continued

Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or

MORGAN STANLEY DEAN WITTER GLOBAL UTILITIES FUND

NOTES TO FINANCIAL STATEMENTS August 31, 1998 (unaudited) continued

loss and in the Statement of Assets and Liabilities as part of the related foreign currency denominated asset or liability. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $174,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.65% to the portion of the daily net assets not exceeding $500 million and 0.625% to the portion of the daily net assets exceeding $500 million.

MORGAN STANLEY DEAN WITTER GLOBAL UTILITIES FUND

NOTES TO FINANCIAL STATEMENTS August 31, 1998 (unaudited) continued

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future

MORGAN STANLEY DEAN WITTER GLOBAL UTILITIES FUND

NOTES TO FINANCIAL STATEMENTS August 31, 1998 (unaudited) continued

distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $10,126,999 at August 31, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to account executives may be reimbursed in the subsequent calendar year. For the six months ended August 31, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the six months ended August 31, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $219,994 and $471, respectively and received $5,203 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended August 31, 1998 aggregated $66,430,749 and $149,223,555, respectively.

For the six months ended August 31, 1998, the Fund incurred brokerage commissions of $2,335 with DWR for portfolio transactions executed on behalf of the Fund.

For the six months ended August 31, 1998, the Fund incurred brokerage commissions of $116,151 with Morgan Stanley & Co. Inc., an affiliate of the Investment Manager, for portfolio transactions executed on behalf of the Fund. At August 31, 1998, the Fund's receivable for investments sold included unsettled trades with Morgan Stanley & Co., Inc. of $4,113,382.

MORGAN STANLEY DEAN WITTER GLOBAL UTILITIES FUND

NOTES TO FINANCIAL STATEMENTS August 31, 1998 (unaudited) continued

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At August 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $1,000.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                     FOR THE SIX                    FOR THE YEAR
                                                                     MONTHS ENDED                       ENDED
                                                                   AUGUST 31, 1998               FEBRUARY 28, 1998*
                                                              -------------------------      --------------------------
                                                                     (unaudited)
                                                                 SHARES       AMOUNT            SHARES        AMOUNT
                                                              ----------    -----------      ----------   ------------
CLASS A SHARES
Sold........................................................      90,944    $ 1,524,227          64,407    $   867,738
Reinvestment of dividends and distributions.................         408          6,877           1,974         26,818
Redeemed....................................................     (16,024)      (270,891)         (3,608)       (51,558)
                                                              ----------    -----------      ----------   ------------
Net increase - Class A......................................      75,328      1,260,213          62,773        842,998
                                                              ----------    -----------      ----------   ------------
CLASS B SHARES
Sold........................................................   5,300,155     89,774,438       5,287,804     71,906,678
Reinvestment of dividends and distributions.................      46,969        790,880       1,337,025     18,124,561
Redeemed....................................................  (5,320,982)   (89,506,090)     (8,174,924)  (110,798,834)
                                                              ----------    -----------      ----------   ------------
Net increase (decrease) - Class B...........................      26,142      1,059,228      (1,550,095)   (20,767,595)
                                                              ----------    -----------      ----------   ------------
CLASS C SHARES
Sold........................................................      57,661        984,696          10,598        145,286
Reinvestment of dividends and distributions.................          58            982             311          4,213
Redeemed....................................................     (10,313)      (172,083)           (225)        (3,358)
                                                              ----------    -----------      ----------   ------------
Net increase - Class C......................................      47,406        813,595          10,684        146,141
                                                              ----------    -----------      ----------   ------------
CLASS D SHARES
Sold........................................................       1,241         19,769             926         12,944
Reinvestment of dividends and distributions.................           7            120              27            375
                                                              ----------    -----------      ----------   ------------
Net increase - Class D......................................       1,248         19,889             953         13,319
                                                              ----------    -----------      ----------   ------------
Net increase (decrease) in Fund.............................     150,124    $ 3,152,925      (1,475,685)  $(19,765,137)
                                                              ==========    ===========      ==========   ============

---------------------
* For Class A, C and D shares, for the period July 28, 1997 (issue date) through February 28, 1998.

6. FEDERAL INCOME TAX STATUS

Capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred

MORGAN STANLEY DEAN WITTER GLOBAL UTILITIES FUND

NOTES TO FINANCIAL STATEMENTS August 31, 1998 (unaudited) continued

and will elect to defer net capital and foreign currency losses of approximately $8,166,000 and $11,000, respectively, during fiscal 1998.

As of February 28, 1998, the Fund had temporary book/tax differences primarily attributable to post-October losses.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At August 31, 1998, there were outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions.

MORGAN STANLEY DEAN WITTER GLOBAL UTILITIES FUND

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                                 FOR THE PERIOD
                                                    FOR THE SIX          FOR THE YEAR ENDED FEBRUARY 28,          MAY 31, 1994*
                                                   MONTHS ENDED         ---------------------------------            THROUGH
                                                 AUGUST 31, 1998++      1998++++      1997       1996**         FEBRUARY 28, 1995
---------------------------------------------------------------------------------------------------------------------------------
                                                    (unaudited)
CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........        $15.09             $12.66      $11.33      $ 9.80              $10.00
                                                       ------             ------      ------      ------              ------
Net investment income..........................          0.07               0.15        0.10        0.18                0.13
Net realized and unrealized gain (loss)........          0.78               3.05        1.35        1.64               (0.21)
                                                       ------             ------      ------      ------              ------
Total from investment operations...............          0.85               3.20        1.45        1.82               (0.08)
                                                       ------             ------      ------      ------              ------
Less dividends and distributions from:
 Net investment income.........................         (0.03)             (0.15)      (0.12)      (0.16)              (0.12)
 Net realized gain.............................            --              (0.62)         --       (0.13)                 --
                                                       ------             ------      ------      ------              ------
Total dividends and distributions..............         (0.03)             (0.77)      (0.12)      (0.29)              (0.12)
                                                       ------             ------      ------      ------              ------
Net asset value, end of period.................        $15.91             $15.09      $12.66      $11.33              $ 9.80
                                                       ======             ======      ======      ======              ======
TOTAL INVESTMENT RETURN+.......................          5.65%(1)          26.06%      12.91%      18.76%              (0.87)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses.......................................          1.67%(2)(3)        1.80%       1.82%       1.87%               1.97%(2)
Net investment income..........................          0.79%(2)(3)        1.08%       0.85%       1.66%               1.83%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands........      $418,496           $396,483    $352,240    $360,347            $337,600
Portfolio turnover rate........................            17%(1)             14%         10%         16%                  2%(1)

---------------------
 *   Commencement of operations.
 **  Year ended February 29.
 ++ Prior to July 28, 1997, the Fund issued one class of shares. All shares held prior to that date have been designated Class B shares.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GLOBAL UTILITIES FUND

                                                                                    FOR THE PERIOD
                                                                 FOR THE SIX        JULY 28, 1997*
                                                                MONTHS ENDED            THROUGH
                                                              AUGUST 31, 1998++   FEBRUARY 28, 1998++
-----------------------------------------------------------------------------------------------------
                                                                 (unaudited)

CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................        $15.10               $13.77
                                                                    ------               ------
Net investment income.......................................          0.11                 0.07
Net realized and unrealized gain............................          0.79                 1.76
                                                                    ------               ------
Total from investment operations............................          0.90                 1.83
                                                                    ------               ------
Less dividends and distributions from:
 Net investment income......................................         (0.08)               (0.07)
 Net realized gain..........................................            --                (0.43)
                                                                    ------               ------
Total dividends and distributions...........................         (0.08)               (0.50)
                                                                    ------               ------
Net asset value, end of period..............................        $15.92               $15.10
                                                                    ======               ======
TOTAL INVESTMENT RETURN+....................................          5.96%(1)            13.74%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          1.11%(2)(3)          1.18%(2)
Net investment income.......................................          1.35%(2)(3)          0.88%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................        $2,199                       $948
Portfolio turnover rate.....................................            17%(1)               14%

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................        $15.07               $13.77
                                                                    ------               ------
Net investment income.......................................          0.04                 0.01
Net realized and unrealized gain............................          0.80                 1.76
                                                                    ------               ------
Total from investment operations............................          0.84                 1.77
                                                                    ------               ------
Less dividends and distributions from:
 Net investment income......................................         (0.04)               (0.04)
 Net realized gain..........................................            --                (0.43)
                                                                    ------               ------
Total dividends and distributions...........................         (0.04)               (0.47)
                                                                    ------               ------
Net asset value, end of period..............................        $15.87               $15.07
                                                                    ======               ======
TOTAL INVESTMENT RETURN+....................................          5.56%(1)            13.24%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          1.86%(2)(3)          1.93%(2)
Net investment income.......................................          0.60%(2)(3)          0.06%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................          $922                 $161
Portfolio turnover rate.....................................            17%(1)               14%

---------------------
 *  The date shares were first issued.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GLOBAL UTILITIES FUND

                                                                                    FOR THE PERIOD
                                                                 FOR THE SIX        JULY 28, 1997*
                                                                MONTHS ENDED            THROUGH
                                                              AUGUST 31, 1998++   FEBRUARY 28, 1998++
-----------------------------------------------------------------------------------------------------
                                                                 (unaudited)

CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................        $15.11               $13.77
                                                                    ------               ------
Net investment income.......................................          0.14                 0.09
Net realized and unrealized gain............................          0.79                 1.76
                                                                    ------               ------
Total from investment operations............................          0.93                 1.85
                                                                    ------               ------
Less dividends and distributions from:
 Net investment income......................................         (0.10)               (0.08)
 Net realized gain..........................................            --                (0.43)
                                                                    ------               ------
Total dividends and distributions...........................         (0.10)               (0.51)
                                                                    ------               ------
Net asset value, end of period..............................        $15.94               $15.11
                                                                    ======               ======
TOTAL INVESTMENT RETURN+....................................          6.12%(1)            13.90%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          0.86%(2)(3)          0.92%(2)
Net investment income.......................................          1.60%(2)(3)          1.04%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................           $35                  $14
Portfolio turnover rate.....................................            17%(1)               14%

---------------------
 *   The date shares were first issued.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Edward F. Gaylor
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048



The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


MORGAN STANLEY
DEAN WITTER
GLOBAL UTILITIES
FUND


[PHOTO]

SEMIANNUAL REPORT
AUGUST 31, 1998